SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                 FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of report (Date of earliest event reported) June 16, 1995


                   MRI Business Properties Fund, Ltd. II
        (Exact Name of Registrant as Specified in Its Charter)

                              California
             (State or Other Jurisdiction of Incorporation)

           0-14177                            94-2935565
   (Commission File Number)        (I.R.S. Employer Identification No.)

   5665 Northside Drive, N.W., Atlanta, Georgia          30328
     (Address of Principal Executive Offices)          (Zip Code)

                              (404) 916-9090
           (Registrant's Telephone Number, Including Area Code)

                               N/A
   (Former Name or Former Address, if Changed Since Last Report)




Item 2.    Acquisition or Disposition of Assets

     On June 16, 1995, Registrant sold its San Antonio Marriott Riverwalk Hotel to HMH Rivers, Inc., an unaffiliated entity. The buyer assumed the existing mortgage on the property (approximately $19,600,000) and paid to Registrant approximately $30,000,000. The sale resulted in a gain of approximately $19,000,000. In addition, after a final accounting is performed by the management company for the month of June additional amounts may be payable to Registrant. Registrant intends to distribute the net proceeds from the sale to its partners pursuant to the terms of the Partnership Agreement during the fourth fiscal quarter of 1995.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

(b)  Pro Forma Financial Information:

     The following pro forma condensed consolidated balance sheet as of March 31, 1995, and the pro forma consolidated statements of operations for the six month period then ended and the year ended September 30, 1994, give effect to the sale of Registrant's Marriott Riverwalk property. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at March 31, 1995, while the adjustments to the pro forma consolidated income statements assume the transaction was consummated at the beginning of the period presented. The sale occurred on June 16, 1995.

     The pro forma adjustments required are to eliminate the assets, liabilities and operating activity of the Marriott Riverwalk and to reflect consideration received for the property.

     These pro forma adjustments are not necessarily inclusive of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future.



                       MRI BUSINESS PROPERTIES FUND, LTD. II

                 Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                                      March 31, 1995

                                                    Pro Forma
                                Historical         Adjustments        Pro Forma
Assets

Cash and cash equivalents  $   5,472,000     $     (348,000)    $   5,124,000
Restricted cash                  692,000           (685,000)            7,000
Receivables                    3,106,000         28,769,000        31,875,000(a)
Other assets                   1,860,000         (1,128,000)          732,000

Real Estate:
  Real estate                138,907,000        (47,793,000)       91,114,000
  Accumulated
     depreciation            (56,221,000)        20,274,000       (35,947,000)
  Allowance for
     impairment of value     (10,948,000)                 -	       (10,948,000)

Real estate, net              71,738,000        (27,519,000)       44,219,000

Intangible assets              1,157,000         (1,157,000)                -

  Total assets            $   84,025,000     $   (2,068,000)    $  81,957,000

Liabilities and Partners' Equity

Accounts payable and
    other liabilities     $    3,388,000     $   (1,010,000)    $   2,378,000
Due to an affiliate of the
    joint venture partner        174,000                  -           174,000
Due to unconsolidated
    joint venture                445,000                  -           445,000
Notes payable                 56,080,000        (19,347,000)       36,733,000

  Total liabilities           60,087,000        (20,357,000)       39,730,000

Minority interest
    in joint venture           2,711,000                  -         2,711,000

Partners' equity              21,227,000         18,289,000        39,516,000

  Total liabilities and
     partners' equity     $   84,025,000     $   (2,068,000)    $  81,957,000


(a)  Receivables consists of a $30,000,000 receivable from the sale.  	Receivables and other
     assets have been reclassified to conform to the pro forma financial statements.


MRI BUSINESS PROPERTIES FUND, LTD. II

Pro Forma Consolidated Statement of Operations (Unaudited)
For the Six Months Ended March 31, 1995

                                                           Pro Forma
                                        Historical         Adjustments         Pro Forma

Revenues:

  Room revenue            $   16,906,000     $    (7,248,000)    $   9,658,000
  Food and beverage
    revenue                    9,383,000          (2,423,000)        6,960,000
  Other operating
    revenues                   1,473,000            (528,000)          945,000
  Interest                       223,000             (45,000)          178,000

     Total revenues           27,985,000         (10,244,000)       17,741,000

Expenses:
  Room expenses                4,023,000          (1,425,000)        2,598,000
  Food and beverage
    expenses                   7,178,000          (2,014,000)        5,164,000
  Other operating
    expenses                  10,624,000          (4,163,000)        6,461,000
  Interest                     3,465,000          (1,537,000)        1,928,000
  Depreciation and
    amortization               2,797,000          (1,161,000)        1,636,000
  Equity in unconsolidated
    joint venture's
    operations                   107,000                   -           107,000
  General and administrative     239,000                   -           239,000

     Total expenses           28,433,000         (10,300,000)       18,133,000

  Loss before minority
    interest in joint
    venture's operations        (448,000)             56,000          (392,000)

  Minority interest in joint
     venture's operations        (81,000)                  -           (81,000)

  Net loss               $      (529,000)    $        56,000     $    (473,000)

  Net loss per limited
     partnership assignee
     unit                $            (6)    $             1     $          (5)


MRI BUSINESS PROPERTIES FUND, LTD. II

Pro Forma Condensed Statement of Operations (Unaudited)
For the Year Ended September 30, 1994

                                                Pro Forma
                             Historical         Adjustments         Pro Forma

Revenues:

  Room revenue            $   36,862,000     $   (17,258,000)    $  19,604,000
  Food and beverage
    revenue                   17,984,000          (4,719,000)       13,265,000
  Other operating
    revenues                   3,084,000          (1,316,000)        1,768,000
  Interest                       340,000             (36,000)          304,000

     Total revenues           58,270,000         (23,329,000)       34,941,000

Expenses:
  Room expenses                8,019,000          (3,085,000)        4,934,000
  Food and beverage
    expenses                  13,867,000          (3,883,000)        9,984,000
  Other operating
    expenses                  22,987,000          (9,775,000)       13,212,000
  Interest                     6,159,000          (2,273,000)        3,886,000
  Depreciation and
    amortization               5,082,000          (1,999,000)        3,083,000
  Equity in unconsolidated
    joint venture's
    operations                   342,000                   -           342,000
  General and administrative     430,000                   -           430,000

     Total expenses           56,886,000         (21,015,000)       35,871,000

  Loss before minority
    interest in joint
    venture's operations       1,384,000          (2,314,000)         (930,000)

  Minority interest in joint
     venture's operations       (145,000)                  -          (145,000)

  Net income (loss)       $    1,239,000)    $    (2,314,000)    $   1,075,000)

  Net income (loss) per
    limited partnership
    assignee unit         $           13     $           (25)    $         (15)



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MRI BUSINESS PROPERTIES FUND, LTD. II

                           By:  Montgomery Realty Company 84,
                                its General Partner

                                By:  Fox Realty Investors,
                                     its Managing Partner

                                     By:  NPI Equity Investments II, Inc.,
                                          its Managing partner

Date:  June 29, 1995                      By:   /s/ Michael L. Ashner
                                               Michael L. Ashner,
                                               President